EXHIBIT B

                                       TO

                                  AGREEMENT AND
                             PLAN OF REORGANIZATION

                               SECURITY AGREEMENT


FOR VALUE RECEIVED, and to induce the persons whose names appear on the list of Secured Parties appended hereto as SCHEDULE A (hereinafter collectively referred to as "Secured Parties"), to enter into the merger contemplated by the Plan of Reorganization dated July 19, 2001 by and between KeyCom, Inc, a Delaware corporation having an office 3707 Corsa Avenue, Suite 103, Westlake Village, California 91362, (hereinafter referred to as "KeyCom"), KeyCom Holdings Corp., a Delaware Corporation with office at 232-10711 Cambie Road, Richmond BC and Emergent Financial Group, Inc. 232-10711 Cambie Road, Richmond BC ("Emergent"), for an aggregate of 250,000 thousand Series E Preferred shares with a stated value of $100 ("Preferred Shares") and further hereby agree that Secured Parties shall collectively have the rights, remedies and benefits hereinafter set forth, individually, jointly and severally.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

As used in this Agreement, the following terms shall have the following meanings:

     (i) "Agent" shall mean Arland D. Dunn, 1489 E. Thousand Oaks Boulevard, No. 2, Thousand Oaks, California 91359, who is the agent for Secured Parties.

     (ii) "Collateral" shall mean all of the stock (20,000 shares of common stock, par value $.001) of KeyCom Holding Corporation, a Delaware corporation which is a wholly-owned subsidiary of Emergent. The KeyCom Holding Stock subject of this subparagraph represents all of the issued and authorized stock of KeyCom Holding.

     (iii) "Event of Default" shall mean the occurrence or existence of any event or condition described in in this Security Agreement, or in the Merger Agreement, or any combination thereof.

     (iv) "Obligations" shall mean the Obligations as defined in the Merger Agreement.

     (vii) "Uniform Commercial Code" shall mean the Uniform Commercial Code of the State of California.All other terms defined in the preamble or the recitals hereto shall have the respective meanings ascribed to them therein. Unless the context otherwise indicates, all terms used without definition in this Agreement shall have the meanings ascribed to them in the Uniform Commercial Code as currently in effect, to the extent the same are used or defined therein.


                               Page 1 of 7 Pages

                                   ARTICLE II
                                    SECURITY
                                    --------

As security for the payment and performance of the Obligations, Emergent hereby grants to Secured Parties a continuing security interest in and a first general lien upon the Collateral

                                   ARTICLE III
                           REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF EMERGENT
                            -------------------------

3.1     INCORPORATION  OF  COVENANTS,  REPRESENTATIONS  AND  WARRANTIES.
        ---------------------------------------------------------------

All covenants and warranties set forth by Emergent in favor of Secured Parties contained in the Merger Agreement are hereby made a part hereof and incorporated by reference herein.

3.2     FURTHER  ASSURANCES;  FINANCING  STATEMENTS.
        -------------------------------------------

Upon request of Agent, Emergent will, at its own cost and expense, execute and deliver to Agent, one or more financing statements pursuant to the Uniform Commercial Code, or amendments or continuations thereof, and share certificates representing the Collateral, including properly executed stock powers in blank, and other documents required by Agent to further evidence, effect or perfect the security interest granted herein or to otherwise effectuate the purposes of this Agreement, and, to the extent permitted by applicable law, Emergent hereby authorizes Agent to execute and file at any time or times one or more financing statements pursuant to the Uniform Commercial Code with respect to any or all of the Collateral, signed only by Agent. Emergent hereby agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

3.3     COLLATERAL  TO  BE  HELD  FREE  AND  CLEAR  OF  LIENS  AND ENCUMBRANCES;
        ------------------------------------------------------------------------
RESTRICTIONS  ON  SALE.
        --------------

During the term of this Agreement and until the Obligations are paid in full, Emergent (i) shall not sell or otherwise transfer any of the Collateral except as may be required in the ordinary course of Emergent's business and shall hold such Collateral free and clear of all liens and encumbrances .

3.4     ACTIONS  BY  AGENT.
        ------------------

Agent may, in his sole discretion and at any time, for the account and expense of Emergent, pay or cause to be paid any amount or do any act required of Emergent hereunder or requested by Agent to preserve, protect, maintain or enforce the Obligations, the Collateral or security interest granted herein, and which Emergent fails to do or pay, including, without limitation, payment of any judgment against Emergent, and insurance premium, any warehouse charge and any lien, claim or encumbrance upon or with respect to the Collateral, and any such payment shall be added to the Obligations and shall be payable upon demand.


                               Page 2 of 7 Pages

3.5     ADVERSE  CHANGES.
        ----------------

Emergent shall promptly notify Agent in writing of any event that materially adversely affects the value of the Collateral.

3.6     PRESERVATION  OF  CORPORATE  EXISTENCE.
        --------------------------------------

Emergent will at all times preserve and keep in full force and effect its corporate existence, licenses, permits, rights and franchises and those of any of its subsidiaries, including KeyCom Holding.

                                   ARTICLE IV
                         REMEDIES UPON EVENT OF DEFAULT
                         ------------------------------

4.1     ACCELERATION  OF  OBLIGATIONS.
        -----------------------------

For purposes of this ARTICLE IV, upon the occurrence of an Event of Default as set forth herein, all or any portion of the Obligations shall, at the option of Agent or Secured Parties holding at least east 50% of the Redemption Rights as described on Exhibit "A" hereto, and upon 30 days written notice become immediately due and payable.

4.2     RIGHTS  UNDER  UNIFORM  COMMERCIAL  CODE.
        ----------------------------------------

In addition to all of their other rights and remedies under this Agreement, the otherr Financing Agreements and any other agreement with Emergent, Secured Parties shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of California and of any state in which the Collateral is located from time to time.

4.3     ACTION  PENDING  DISPOSITION.
        ----------------------------

Until Secured Parties are able to effect a sale or other disposition of the Collateral, they shall have the right to use or take such action with respect to the Collateral, or any part thereof, as they deem appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Secured Parties. Secured Parties shall have no obligation to Emergent to maintain or preserve the rights of Emergent as against third parties with respect to the Collateral while the Collateral is in the possession of Secured Parties. Secured Parties may, if they so elect, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of Secured Parties' remedies with respect to such appointment without prior notice or hearing.

4.4     DISPOSITION  OF  COLLATERAL.
        ---------------------------

4.41 Right to Sell or Otherwise Dispose of Collateral. Secured Parties shall have the right to sell or otherwise dispose of all or any of the Collateral, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Secured
Parties, in their sole discretion, may deem advisable. Such sales may be adjourned and continued from time to time with or without notice. To enable Secured Parties to effect any such sale, assignment and/or transfer, Emergent hereby makes, constitutes and appoints Agent as its true and lawful attorney, in its name, place and stead, and for its account and risk, to make, execute and deliver any and all assignments or other instruments which Secured Parties may deem necessary or proper to effectuate the authority hereby conferred by signing Emergent's name only or by signing the same as its attorney-in-fact, as may be


                               Page 3 of 7 Pages
deemed by Secured Parties to be necessary or proper in connection with any sale, assignment or transfer of all or any part of the Collateral. The foregoing power of attorney is coupled with an interest and shall be a continuing one and irrevocable so long as any portion of the Obligations remains unpaid in whole or in part.

4.42. Right to Purchase Collateral. Secured Parties may purchase all or any part of the Collateral at public sale or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

4.43 Application of Proceeds of Sale of Collateral. Except as otherwise provided by law, Secured Parties shall apply the proceeds realized from the sale of any of the Collateral as follows:

     First, to the reasonable costs and expenses of every kind incurred in connection with or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of Secured Parties hereunder, including reasonable attorney's fees and legal expenses;

     Second,  to  the  satisfaction  of  the  Obligations;

     Third,  to  the  payment  of  any other amounts required by applicable law;

     Fourth,  to  Emergent  to  the  extent  of  the  surplus  proceeds, if any.

4.5     WAIVER  OF  BOND.
        ----------------

In connection with the foregoing remedies, Emergent hereby waives the posting of any bond, which might otherwise be required.

4.6     REMEDIES  CUMULATIVE.
        --------------------

All rights and remedies of Secured Parties arising under this Agreement, the other Agreements among and between the parties hereto, any other agreement with Emergent by operation of law shall be cumulative and non-exclusive, to the fullest extent permitted by law.

                                    ARTICLE V
                                EVENTS OF DEFAULT
                                -----------------

5.1 Event of Default. Any one, some, all or any combination of the following acts or omissions shall constitute an act or acts of default:

     a. Default in payments or performance of Emergent's obligations hereunder or default in payments or performance by Emergent of any provision of any document related to or part of the transaction subject of this Security Agreement;

     b.  Levy  or  proceeding  against  the  Collateral  ;

     c. Commencement of bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceedings by or against or dissolution, termination of existence or insolvency of Emergent;


                               Page 4 of 7 Pages

     d.  Any  material  misrepresentation  by  Emergent.

     e. Failure to Call the balance of Class E Preferred Shares in the Company by January 1, 2003.

5.2 Remedies to Default. The defaulting party has 30 days from the date of written notice to remedy any default. In the event that the defaulting party does not remedy the properly noticed default, the Secured Party may seek to convert the series E preferred stock into the common stock of the company equal to no less than 85% of the then outstanding stock, reduced by the prorate percentage of series E preferred shareholders representing shares that do not elect to convert.


                                   ARTICLE VI
                            LIABILITY OF EMERGENT FOR
                            -------------------------
                  SECURED PARTIES' EXPENSES AND ATTORNEYS' FEES
                  ---------------------------------------------

Emergent will be liable to Secured Parties for any and all sums, costs and expenses which Secured Parties may pay or incur pursuant to the provisions of this Agreement or in defending, protecting and enforcing the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including without limitation all search, filing and recording fees, appraisal fees, taxes, levies and reasonable attorneys' and accountants' fees and legal expenses, all fees and expenses for the service and filing of papers, fees of marshals, sheriffs, custodians, auctioneers and others, travel expenses, court costs and collection charges, all expenditures in connection with the repossession, holding, preparation for sale and sale of the Collateral, as well as all damages for breach of warranty, misrepresentation or breach of covenant by Emergent, and all such liabilities shall be part of the Obligations and shall be payable upon demand.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

6.1     AMENDMENT.
        ---------

This Agreement may be amended only by an instrument in writing executed by Emergent and Agent.

6.2     ENTIRE  AGREEMENT.
        -----------------

This Agreement, the Financing Agreements and any exhibits, schedules, certificates or documents referred to herein and therein, constitute the entire agreement of the parties hereto, and supersede all prior understandings with respect to the subject matter hereof and thereof.

6.3     WAIVERS.
        -------

Any failure or delay by Secured Parties to require strict performance by Emergent of any of the provisions, warranties, terms or conditions contained herein or in any of the other Financing Agreements shall not affect Secured Parties' right to demand strict compliance therewith and performance thereof,


                               Page 5 of 7 Pages
and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Parties, their agents, officers, stockholders or employees, but only by an instrument in writing, signed by Agent and directed to Emergent, specifying such waiver.

6.4     NOTICES.
        -------

6.41 Procedure for Notice. Any notice, demand, consent, approval, disapproval or statement (collectively, "Notices") required or permitted to be given by the terms and provisions of this Agreement, or by any law or governmental regulation, shall be in writing and, unless otherwise required by such law or regulation, shall be personally delivered or sent by United States mail, postage prepaid, as registered or certified mail or by nationally recognized overnight courier service. Any Notice to Emergent shall be addressed to such party at its address herein above set forth. Any Notice to Secured Parties shall be addressed to them, as their addresses shall appear on EXHIBIT A hereto with a copy to Agent at 1489 E. Thousand Oaks Boulevard, No. 2, Thousand Oaks, California 91359. By giving the other parties at least ten (10) days' prior written notice, any party may, by Notice given as above provided, designate a different address or addresses for Notices.

6.42 When Notice Deemed Given. Any Notice shall be deemed given as of the date of delivery as indicated by affidavit in the case of personal delivery; in the case of mailing, any Notice shall be deemed given on the fifth day after mailing; in the case of delivery by nationally recognized overnight courier service, any Notice shall be deemed given on the next business day after dispatch.

6.6     SEVERABILITY.
        ------------

Wherever possible, each provision of this Agreement shall be interpreted in a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

6.7     SUCCESSORS  AND  ASSIGNS.
        ------------------------

This Agreement shall be binding upon and for the benefit of the parties hereto and their respective legal representatives, successors and assigns.

6.8     GOVERNING  LAW;  CONSENT  TO JURISDICTION;  VENUE WAIVER;  WAVER OF JURY
        ------------------------------------------------------------------------
TRIAL.
-----

The validity, interpretation and effect of this Agreement shall be governed by the laws of the State of California. Emergent hereby consents to the non-exclusive jurisdiction of all courts in such State and hereby waive all right to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.


                               Page 6 of 7 Pages

6.9     ARTICLES  AND  SECTION  TITLES.
        ------------------------------

The titles of articles and sections contained in this Agreement are merely for convenience and shall be without substantive meaning or content.

6.10     COUNTERPARTS.  This  Agreement  may  be  executed  in  any  number  of
         ------------
counterparts, each of which shall be considered and original but all of which shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 19th day of July 2001.

                               EMERGENT  FINANCIAL  GROUP,  INC.



                               by___________________________



                               ______________________________
                               Arland  D.  Dunn,  as  Agent  for
                               Secured  Parties,  Shareholders  of
                               KeyCom,  Inc.


                               Page 7 of 7 Pages